Supplement dated June 1, 2022, to the following prospectuses and summary prospectuses, each as may have been previously amended or supplemented:

American Beacon ARK Transformational Innovation Fund

American Beacon Shapiro Equity Opportunities Fund

American Beacon Shapiro SMID Cap Equity Fund

American Beacon TwentyFour Strategic Income Fund

American Beacon TwentyFour Sustainable Short Term Bond Fund

Summary Prospectuses and Prospectuses dated October 28, 2021

Effective immediately, the following changes are made to each Prospectus and Summary Prospectus:

A.	In each Fund’s “Fund Summary” section, under the heading “Fees and Expenses of the Fund – Example,” the following is inserted prior to the last sentence of the first paragraph:

C Class shares automatically convert to A Class shares 8 years after purchase. This Example reflects your costs as though C Class shares were held for the full 10-year period.

B.	Under the heading “About Your Investment – Choosing Your Share Class – Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries,” the following sentence is added to the beginning of the first paragraph, as applicable:

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a/the Fund or through a financial intermediary.

C.	Under the heading “About Your Investment – Choosing Your Share Class – Conversion of C Class Shares to A Class Shares,” the paragraph is deleted and replaced with the following:

C Class shares convert automatically into A Class shares eight (8) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, eight (8) years after the date you acquired your C Class shares. When C Class shares that you acquired through a purchase or exchange convert, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A different holding period may also apply depending on your intermediary. Please see “Appendix A—Intermediary Sales Charge Discounts, Waivers and Other Information” in this Prospectus.

D.	Under the heading “Appendix – Appendix A: Intermediary Sales Charge Discounts, Waivers and Other Information,” the following sentence is added to the beginning of the first paragraph, as applicable:

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a/the Fund or through a financial intermediary.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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